Exhibit 4.1



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     NUMBER                 VALLEY COMMERCE BANCORP                 SHARES
    VC 0524
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                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 919518 10 0

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        THIS CERTIFIES THAT







        is the record holder of
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                     SHARES OF NO PAR VALUE COMMON STOCK OF
                            VALLEY COMMERCE BANCORP,
transferable on the share register of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Articles of Incorporation and all amendments thereto.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers

Dated:


--------------------------------              ----------------------------------
           Secretary                                     Chairman


Countersigned and Registered:
  REGISTRAR AND TRANSFER COMPANY
                Transfer Agent
BY               and Registrar

          Authorized Signature

                             VALLEY COMMERCE BANCORP

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     - as tenants in common                 UNIF GIFT MIN ACT -           Custodian
                                                                       -----------------------------
                                                                      (Cust)                 (Minor)
                                                                       under Uniform Gifts to Minors
TEN ENT     - as tenants by the entireties
                                                                       Act
                                                                          --------------------------
                                                                                  (State)
JT TEN      - as joint tenants with right
              of survivorship and not as
              tenants in common

             Additional abbreviations may also be used though not in the above list.

 For value received, ___________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPEWRITER NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE.

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--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint
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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  ____________________


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                 NOTICE: THE  SIGNATURE TO THE  ASSIGNMENT  MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.